Exhibit 99.1

Friedman Billings Ramsey & Co. Investor Presentation November 27, 2007

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve known and unknown risks, uncertainties and other factors that may cause Centennial Bank Holdings, Inc.'s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the following: general economic and business conditions in those areas in which Centennial operates; demographic changes; competition; fluctuations in interest rates; the integration of acquired businesses costs more, takes longer, is less successful than expected, or cannot be realized within the expected time frame; continued ability to attract and employ qualified personnel; costs and uncertainties related to the outcome of pending litigation; changes in business strategy or development plans; changes in governmental legislation or regulation; changes that may occur in the securities markets; changes in credit quality; the availability of capital to fund the expansion of Centennial's business; economic, political and global changes arising from natural disasters, the war on terrorism and the conflicts in the Middle East; and other "Risk Factors" referenced in Centennial's Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to Centennial, readers are cautioned to consider these and other risks and uncertainties. Centennial can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of this presentation, and Centennial does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors and security holders are urged to read Centennial's Annual Report on Form 10-K, quarterly reports on Form 10-Q and other documents filed by Centennial with the SEC. The documents filed by Centennial with the SEC may be obtained at Centennial's website at www.cbhi.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from Centennial by directing a request to: Centennial Bank Holdings, Inc., 1331 Seventeenth St., Suite 300, Denver, CO 80202. Attention: Paul Taylor/Investor Relations. Telephone 303-293-5563. Forward-Looking Statements

NASDAQ Symbol CBHI Shares Outstanding 53.8 Million* Market Capitalization $292 Million** Average Volume (3 month) 206,139 shares per day*** Analyst Coverage Friedman Billings Ramsey Keefe, Bruyette & Woods Fox-Pitt Kelton Cochran FTN Midwest Securities * As of 9/30/07 including 1.7MM shares of unvested restricted stock ** Per share price of $5.32 as of 11/14/07 *** As of 11/14/07 Stock Summary

Favorable demographics and competitive environment make Colorado attractive over the long term Population and income growth exceed U.S. averages Local banks continue to gain market share Several large national consolidators not in market Colorado Market Profile Sources: SNL DataSource

Sources: SNL DataSource, Castle Creek Research * Based on pro-forma deposits as of June 2007 Centennial Overview CBHI Colorado Front Range Commercial Bank Formed July 2004 Combination of 5 banks 2nd Largest Colorado HQ bank* 9th Largest Bank in CO* NASDAQ listed 4Q 05 Front Range 11% of Colorado’s area 66% of CO’s population 71% of CO’s deposits 72% of household income above $50K Projected to grow faster than rest of the state

Leadership Culture integration Residential A&D / Construction concentration Northern Colorado real estate exposure Overhead / Staffing Significant Challenges Encountered

Accomplishments to Date Built a strong management team Streamlined company to better serve customers Improved loan underwriting and credit discipline Reducing exposure to Residential A&D / Construction Aggressively identifying and managing problem assets Bringing efficiency in line with peers Using excess capital to repurchase stock Establishing new lending segments and executing growth initiatives

Migrated banks onto a common operating platform Modified/standardized incentive compensation programs Centralized consumer lending Standardized policies and procedures Banks will be merged at year-end Streamlined Company

Hired new Chief Credit Officer Developed and implemented a more conservative, disciplined credit culture Loan policies revised significantly Hired 30 experienced lenders in the last 18 months Loan Underwriting and Credit Discipline

Reducing A&D / Construction Exposure Sources: SEC Filings, Centennial Bank Holdings, Inc. Decreased by 45% since 2005 16% of portfolio, down from 26% $0 $100 $200 $300 $400 $500 $600 12/31/2005 12/31/2006 9/30/2007 (in thousands) 10% 15% 20% 25% 30% A&D / Construction Loans Percent of Total Loan Portfolio

Large A&D / Construction Reduction in Northern Colorado Sources: SEC Filings, Centennial Bank Holdings, Inc. Decreased by 64% since 2005 6% of portfolio, down from 14% $0 $50 $100 $150 $200 $250 $300 12/31/2005 12/31/2006 9/30/2007 (in thousands) 0% 5% 10% 15% 20% A&D / Construction Loans Percent of Total Loan Portfolio

Identification / Management of Problem Assets Sold $48 million of nonperforming and other classified loans last month Charged off $16 million in Q3 Added $8 million to Loan Loss Reserve in Q3 Continue to closely monitor portfolio Sources: SEC Filings, Centennial Bank Holdings, Inc.

Actions Improved Coverage Ratios Sources: SEC Filings, Centennial Bank Holdings, Inc. 1.33% 1.43% 1.88% 1.32% Reserves / Loans* 92.39% 84.92% 99.88% 142.39% Reserves / NPLs 1.51% 1.75% 1.96% 1.11% NPAs / Loans* 1.44% 1.69% 1.88% 0.93% NPLs / Loans* 12/31/05 12/31/06 6/30/07 9/30/07 * Excludes loans held for sale

Non-Interest Expense and FTEs Reduced Sources: SEC Filings, Centennial Bank Holdings, Inc. * Excludes amortization of intangible assets of $3.0MM, $3.0MM, $2.9MM, $3.0MM, $2.2MM, $2.2MM and $2.1MM for March 06, June 06, September 06, December 06, March 07, June 07 and September 07 quarters, respectively, as well as Merger/Transition/Acquisition expenses of $0.1MM, $1.5MM, and $0.2MM for March 06, June 06, and September 06 quarters, respectively.  June 2007 also excludes $6.5MM related to the Barnes litigation settlement and $1.0MM related to merging subsidiary bank charters. $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 $24 $26 $28 $30 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Quarterly Non-Int Expeses (in millions) 450 500 550 600 FTE Employees Adjusted Non-Interest Expense* Non-Interest Expense (QTD) FTE Employees

Sources: SEC Filings, Centennial Bank Holdings, Inc. Efficiency Ratio Still Has Room to Improve * Excludes $6.5MM charged related to Barnes litigation settlement and $1.0MM charge related to merging charters * 50% 55% 60% 65% 70% Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Efficiency Ratio

Sources: SEC Filings, Centennial Bank Holdings, Inc. Using Excess Capital To Repurchase Stock 52,000 54,000 56,000 58,000 60,000 62,000 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Quarter Ended Common Shares Outstanding (in thousands)

Sources: Centennial Bank Holdings, Inc. Energy & Middle Market Loan Growth $0 $20 $40 $60 $80 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Quarter Ended (in millions) Energy Loans Middle Market Loans

Build on existing momentum Continue staff recruitment and development Expand retail and small business capabilities Increase fee income Product sales Collect what is earned Expand C&I / Middle Market, Energy, and Income Producing Real Estate Groups What’s Next

We are optimistic that we have built a foundation that can support improving profitability and reduced enterprise risk

Centennial Bank Holdings, Inc. Denver, CO